UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

BIO-key International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday August 6, 2020. All holders of record of the Company’s common stock outstanding as of the close of business on June 12, 2020 were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on June 15, 2020.

1. Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Michael W. DePasquale, Wong Kwok Fong (Kelvin), Thomas Gilley, Thomas E. Bush, III, Pieter Knook, Robert J. Michel, Fabian Shin and Emmanuel Alia (Manny). Each of the nominees were elected and the final voting results were as follows:

Name	Votes For	Withheld	Broker Non-Votes

Michael DePasquale	5,632,594	349,499	7,471,840
Wong Kwok Fong (Kelvin)	5,708,291	273,802	7,471,840
Thomas Gilley	5,675,024	307,069	7,471,840
Thomas E. Bush, III	5,706,772	275,321	7,471,840
Pieter Knook	5,679,588	302,505	7,471,840
Robert J. Michel	5,682,064	300,029	7,471,840
Fabian Shin	5,497,477	484,616	7,471,840
Emmanuel Alia (Manny)	5,701,826	280,267	7,471,840

2. Proposal to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,493,335	870,294	90,304	0

3. Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers.  The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,464,648	435,479	81,966	7,471,840

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: August 7, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer